EXHIBIT 99.7


(GRAPHIC OMITTED) COUNTRYWIDE                      Computational Materials for
----------------------------------       Countrywide Asset-Backed Certificates,
SECURITIES CORPORATON                                            Series 2004-3
  A Countrywide Capital Markets Company
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                       Available Funds Rate Schedule (1)
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               Available Funds    Available Funds                     Available Funds    Available Funds
  Period           Rate(%)            Rate(%)            Period           Rate(%)            Rate(%)
-----------    ---------------    ---------------      ----------     ---------------    ---------------
                    (2)                (3)                                (2)                (3)
    1              7.669              7.753               46             6.596              11.465
    2              6.647              7.765               47             6.593              11.478
    3              6.432              7.767               48             7.039              11.883
    4              6.646              7.764               49             6.571              11.852
    5              6.432              7.765               50             6.787              11.861
    6              6.432              7.764               51             6.565              11.839
    7              6.646              7.760               52             6.781              11.855
    8              6.431              7.761               53             6.559              11.844
    9              6.645              7.756               54             6.556              12.267
    10             6.431              7.756               55             6.771              12.287
    11             6.430              7.754               56             6.549              12.242
    12             7.115              7.737               57             6.764              12.255
    13             6.419              8.748               58             6.543              12.213
    14             6.633              8.741               59             6.540              12.202
    15             6.418              8.742               60             7.237              12.508
    16             6.632              8.735               61             6.534              12.379
    17             6.417              8.736               62             6.748              12.394
    18             6.417              8.732               63             6.527              12.441
    19             6.630              8.725               64             6.742              12.453
    20             6.416              8.726               65             6.521              12.398
    21             6.629              8.719               66             6.518              12.291
    22             6.416              8.719               67             6.732              12.299
    23             6.424              8.732               68             6.512              12.252
    24             7.146              8.682               69             6.726              12.260
    25             6.440              9.491               70             6.506              12.213
    26             6.647              9.473               71             6.503              12.190
    27             6.426              9.466               72             7.196              12.220
    28             6.638              9.456               73             6.497              12.128
    29             6.423              9.469               74             6.710              12.129
    30             6.422              9.521               75             6.491              12.088
    31             6.634              9.511               76             6.704              12.087
    32             6.419              9.508               77             6.485              12.044
    33             6.632              9.496               78             6.482              11.966
    34             6.419              9.501               79             6.695              11.962
    35             6.422              9.500            -------------------------------------------------
    36             7.346              9.513
    37             6.623             11.268
    38             6.841             11.356
    39             6.617             11.355
    40             6.835             11.360
    41             6.611             11.368
    42             6.608             11.419
    43             6.825             11.419
    44             6.602             11.464
    45             6.819             11.462
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(1)  Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2)  Assumes that 1-Month LIBOR stays at 1.090%, 6-Month LIBOR stays at 1.150%, the collateral is run at the Pricing
     Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3)  Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the
     Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.

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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the
Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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